UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	December 27, 2005
Date of Earliest Event Reported:	December 20, 2005

BOISE CASCADE HOLDINGS, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	333-122770	20-1478587
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 West Jefferson Street
P.O. Box 50
Boise, Idaho		83728
(Address of principal executive offices)		(Zip Code)

(208) 384-6161

(Registrant’s telephone number, including area code)

BOISE CASCADE COMPANY

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On May 9, 2005, Boise Cascade Holdings, L.L.C., was converted from a Delaware limited liability company to a Delaware corporation named Boise Cascade Company (see Exhibits 2.3 and 3.2 to Amendment No. 6 to Registration Statement on Form S-1 filed with the SEC on May 17, 2005, File No. 333-122770).  Pursuant to the terms of a Rescission Agreement dated December 20, 2005, among the Company’s shareholders and other parties, the Company’s conversion to a Delaware corporation was rescinded.  The rescission was accomplished by the filing on December 20, 2005, of a Certificate of Conversion From a Domestic Corporation to a Limited Liability Company and a Certificate of Formation with the Delaware Secretary of State, and the re-execution by Registrant and all of its equity holders of the Operating Agreement originally signed by such parties on October 29, 2004, with the intention of causing the legal and financial arrangements between the equity holders and Registrant to be identical in all material respects from the date immediately before the conversion to such arrangements as would have existed had the conversion not occurred.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Certificate of Conversion From a Domestic Corporation to a Limited Liability Company, Certificate of Formation, Operating Agreement, and Rescission Agreement, filed as Exhibits 2.1, 3.1, 3.2, and 99.1, respectively, to this Report on Form 8-K.  Exhibits 2.1, 3.1, 3.2, and 99.1 are incorporated by reference into this Item 1.01.

Item 1.02               Termination of a Material Definitive Agreement.

In anticipation of an initial public offering, Boise Cascade Company, Boise Land & Timber Holdings Corp., OfficeMax Incorporated, Kooskia Investment Corporation, and Forest Products Holdings, L.L.C. entered into an Amended and Restated Going Public Agreement dated May 17, 2005 (see Exhibit 10.26 to Amendment No. 7 to Registration Statement on Form S-1 filed with the SEC on May 18, 2005, File No. 333-122770). The initial public offering did not occur and, as a result of the transaction described in Item 1.01 above, the Amended and Restated Going Public Agreement was terminated effective December 20, 2005.  No early termination penalties resulted from the termination of this agreement.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           Amendments to Articles of Incorporation or Bylaws.

As a result of Registrant rescinding its corporate status, as described in Item 1.01 above, Registrant has re-executed the Boise Cascade Holdings, L.L.C., Operating Agreement dated as of October 29, 2004.  As a result, the Certificate of Incorporation and By-laws adopted by Boise Cascade Company and filed with the SEC on May 17, 2005, are no longer in effect.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

	Exhibit Number	Description

	Exhibit 2.1	Certificate of Conversion From a Domestic Corporation to a Limited Liability Company
	Exhibit 3.1	Boise Cascade Holdings, L.L.C., Certificate of Formation
	Exhibit 3.2	Boise Cascade Holdings, L.L.C., Operating Agreement
	Exhibit 99.1	Rescission Agreement dated December 20, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE HOLDINGS, L.L.C.

		By	/s/ Karen E. Gowland
Karen E. Gowland
Vice President, General Counsel and
Corporate Secretary
Date:	December 27, 2005